Exhibit 99.1

LOWELL FARMS COMMISSIONING FIRST-OF-ITS-KIND CANNABIS PROCESSING FACILITY IN SALINAS VALLEY

Facility capable of processing 250,000 lbs. of wholesale cannabis flower annually

Commissioning Lowell Farms Services, a new business unit serving California cultivators with midstream processing services

Brings additional diversity and volume capacity to our consumer brands

Link to Lowell Farms Services Video: https://vimeo.com/568620561

SALINAS, CA – Lowell Farms Inc. (“Lowell Farms” or the “Company”) (CSE:LOWL; OTCQX:LOWLF) announced that it has acquired real property and related assets and is commissioning a first-of-its-kind cannabis drying and midstream processing facility located in Monterey County, nearby Lowell’s flagship cultivation operation. The 10-acre, 40,000 sq ft processing facility will provide drying, bucking, trimming, sorting, grading, and packaging operations for up to 250,000 lbs. of wholesale cannabis flower annually. The facility is centrally located in the Salinas Valley with several million square feet of cultivation canopy within a few miles.

The new facility will process nearly all the cannabis grown locally by Lowell at our existing cultivation operations. Additionally, Lowell is commissioning a new business unit called Lowell Farms Services (“LFS”), which will engage in fee-based processing services for regional growers from the Salinas Valley area, one of the largest and fastest growing cannabis cultivation regions in the country.

“We are commissioning LFS to answer a pressing need in the market for which we see no other solution in sight. We seek to service the massive and fast-growing cannabis cultivation industry in California, not to compete with it,” said Lowell Farms Chairman of the Board George Allen. “Large-scale processing and automation are the missing pieces that will make California cannabis dominant in this exciting new frontier,” added Allen.

The facility will initially include eight environmentally-controlled, segregated drying rooms, each capable of accepting ~30,000 pounds of wet cannabis plant material per month. In the facility’s bucking and trimming area, a combination of mechanized and hand trimming services – including a total of 70 flexible trimming stations – will be able to produce up to 800 pounds of flower daily. In addition, in the future, the facility will house one of the country’s first end-to-end, fully-automated pre-roll manufacturing lines, further driving innovation in Lowell’s product offerings and bringing an unprecedented level of choice to the industry’s most discerning customers.

The real property and related assets were acquired from C Quadrant LLC for consideration consisting of $9.0 million in cash and 7,997,520 of the Company’s subordinate voting shares. In conjunction with the transaction, Lowell has entered into a loan with affiliates of Viridescent Realty Trust, Inc. to finance the cash portion of the acquisition with a five-year fixed rate loan secured by the acquired assets.

George Allen, Chairman of the Board for Lowell Farms will deliver a presentation at the VirtualInvestorConferences.com to conference attendees on Tuesday, June 29, at 4:30 p.m. EST. Registration can be accessed at https://bit.ly/34Tj6je

ABOUT LOWELL FARMS INC.
Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF) is a California-based vertically-integrated cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Founded in 2014 as Indus Holding Company, Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning original and licensed brands, including Lowell Herb Co, Cypress Cannabis, MOON, and Kaizen Extracts, for licensed retailers statewide.

Lowell Farms Inc. Media Contact
Renata Follmann
pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact
Bill Mitoulas
416.479.9547
ir@lowellfarms.com

Lowell Farms Inc. Company Contact
Mark Ainsworth
ir@lowellfarms.com

Forward-Looking Information and Statements
This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the ability of the Company to successfully achieve its business objectives, including as a result of the described acquisition, including the ability of the Company to complete the commissioning of the acquired facility and achieve the operating and financial performance from such facility as described herein, the extent of the market opportunity available to the facility for the services it is anticipated to make available to third party growers, and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.